        Exhibit 10.1
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.
WAIVER AND AMENDMENT NO. 3 TO DIRECT FUNDING AGREEMENT
This WAIVER AND AMENDMENT NO. 3 TO DIRECT FUNDING AGREEMENT dated as of February 27, 2026 (this “Amendment”), by and between (a) MICRON IDAHO SEMICONDUCTOR MANUFACTURING (TRITON) LLC, a Delaware limited liability company as the recipient (the “Recipient”); and (b) the UNITED STATES DEPARTMENT OF COMMERCE (the “Department” and together with the Recipient, the “Parties” and each a “Party”), an agency of the United States of America, acting by and through the Secretary of Commerce (or appropriate authorized representative thereof).
RECITALS
WHEREAS, the Recipient has entered into that certain Direct Funding Agreement dated as of December 9, 2024 (as amended, restated, supplemented or modified and in effect from time to time, the “Agreement”), by and among the Recipient and the Department, setting forth, among other things, certain terms and conditions associated with the Award (as defined therein);
WHEREAS, Section 7.1 of the Agreement and Annex F (Reporting Covenants) of the Agreement require certain routine reporting from the Recipient to the Department (the “Routine Reporting Requirements”);
WHEREAS, the Recipient has failed to furnish to the Department the following Routine Reporting Requirements due on January 12, 2026: the Recipient’s quarterly (i) [***]; (ii) [***]; (iii) [***], and (iv) [***] (collectively, the “Waived Reporting Requirements”);
WHEREAS, the Recipient has requested, and the Department has agreed, to waive the Waived Reporting Requirements for the quarter ending November 27, 2025;
WHEREAS, the Parties agree to further amend the Agreement on the terms set out herein; and
WHEREAS, pursuant to Section 10.5 (Waiver and Amendment) of the Agreement, neither the Agreement nor any provision therein may be amended, waived, discharged, or terminated unless such amendment, waiver, discharge, or termination is in writing and executed by the Recipient and the Department.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1
DEFINITIONS; RULES OF INTERPRETATION
Section 1.1 Defined Terms. Except as otherwise expressly provided herein, the Parties agree that capitalized terms used in this Amendment (including such terms used in the preamble and recitals above) shall have the meanings given to them (directly or by reference) in the Agreement.

Section 1.2 Rules of Interpretation. The rules of interpretation set forth in Annex B (Rules of Interpretation) of the Agreement shall apply to this Amendment as if set forth herein.
ARTICLE 2
WAIVER
Section 2.1 Routine Reporting Requirements. The Department hereby waives the Waived Reporting Requirements and agrees that no Potential Event of Default, Event of Default, or other breach under the Agreement shall occur or be deemed to have occurred as a result of the Recipient failing to deliver the Waived Reporting Requirements.
ARTICLE 3
AMENDMENTS TO AGREEMENT
Section 3.1 Amendment to Annex F. Annex F (Reporting Requirements) of the Agreement shall be deleted in its entirety and replaced with the Annex attached here to as Annex 1.
ARTICLE 4
AMENDMENT EFFECTIVE DATE
Section 4.1 This Amendment shall become effective only upon the date on which each of the following conditions precedent have been satisfied or waived by the Department (the “Amendment Effective Date”), each of which shall be in form and substance and otherwise satisfactory to The Department:
4.1.1 Each of the Parties shall have executed this Amendment and delivered its executed counterpart to this Amendment to each other Party.
4.1.2 The representations and warranties set forth in Article 4 (Representations and Warranties) hereto are true and correct.
4.1.3 No Potential Event of Default or Event of Default shall have occurred and be continuing.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
Section 5.1 The Recipient hereby represents and warrants as of the date hereof and as of the Amendment Effective Date that:
(a)the Recipient (i) is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified to do business in the State of Idaho and in each other jurisdiction where the failure to so qualify could reasonably be expected to have a Material Adverse Effect; and (iii) has all requisite power and authority to execute, deliver, perform and observe the terms and conditions under this Amendment;

(b)the Recipient has duly authorized, executed and delivered this Amendment, and neither its execution and delivery thereof nor its consummation of the transactions contemplated hereby or thereby nor its compliance with the terms of this Amendment or thereof does or will (i) contravene its Organizational Documents or any Applicable Laws in any material respects; (ii) contravene or result in any breach or constitute any default under any material Governmental Judgment; (iii) contravene or result in any breach or constitute any default under, or result in or require the creation of any Lien upon any of its material Properties under any material agreement or instrument to which it is a party or by which it or any of its Properties may be bound, except for any Permitted Liens; or (iv) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect; and
(c)all representations and warranties of the Recipient provided in Article 6 (Representations and Warranties) of the Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or a similar qualifier, in which case it shall be true and correct in all respects) as of the date the representation and warranty is made (or deemed made), except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty shall be true and correct as of such date or time).
ARTICLE 6
MISCELLANEOUS
Section 6.1 Entire Agreement. This Amendment, including any agreement, document, or instrument attached to this Amendment or referred to herein, integrates all the terms and conditions mentioned herein or incidental to this Amendment and supersedes all prior drafts, discussions, term sheets, commitments, negotiations, agreements, and understandings, oral or written, of the Parties in respect to the subject matter of this Amendment.
Section 6.2 Incorporated Provisions. The provisions set forth in Sections 10.5 (Waiver and Amendment), 10.7 (Governing Law), 10.8 (Severability), 10.10 (Waiver of Jury Trial), 10.11 (Consent to Jurisdiction), 10.12 (Dispute Resolution), 10.13 (Successors and Assigns) and 10.18 (Counterparts; Electronic Signatures) of the Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, as if set out in full herein.
Section 6.3 Reference to and Effect on the Agreement.
6.3.1 This Amendment is hereby designated an Award Document for all purposes of the Agreement.
6.3.2 On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import, and each reference in the other Award Documents to “the Agreement,” “thereunder,” “thereof,” “therein,” “thereby” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
6.3.3 Except as specifically amended above, each of the Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect and is hereby ratified and confirmed. Nothing contained in this Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Amendment.

6.3.4 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, constitute an amendment of any action or transaction, operate as a waiver or modification of any right, power or remedy of any party to the Agreement or any other Financing Document, or constitute a waiver or modification of any provision of the Agreement or any other Financing Document. The willingness of the Department to grant the waiver and amendments herein does not establish a course of dealing or course of conduct or otherwise obligate the Department to agree to any request for waiver of, or consent to, similar or different provisions under the Agreement or any other Financing Document, as the case may be, in the future.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective officers or representatives hereunto duly authorized as of the date first written above.
MICRON IDAHO SEMICONDUCTOR MANUFACTURING (TRITON) LLC,
as Recipient
s/Jeffrey P. Binford
____________________________
Name: Jeff Binford
Title: Vice President

UNITED STATES DEPARTMENT OF COMMERCE,     an agency of the Federal Government of the United States of America
s/Chelsea Geyer_______________
Name: Chelsea Geyer
Title: Acting Chief Portfolio Management Officer

Signature Page to Waiver and Amendment No. 3 to Direct Funding Agreement

ANNEX 1
[***]